UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 15, 2021, Heritage Commerce Corp, the holding company (the “Company”) for Heritage Bank of Commerce (the “Bank”), issued a press release announcing that on March 12, 2021, Keith Wilton retired as President and Chief Executive Officer of the Company and the Bank. Mr. Wilton has also retired as a director from the Company’s and the Bank’s Board of Directors. The Company’s Board of Directors has appointed Walter Kaczmarek as the interim President and Chief Executive Officer of the Company and the Bank. Mr. Kaczmarek is currently a member of the Board of Directors for the Company and the Bank. He has been a director since 2005. He previously served as the President and Chief Executive Officer of the Company and the Bank from 2005 until August 2019. A copy of the press release is filed as Exhibit 99.1 and incorporated by reference.

In connection with Mr. Wilton’s retirement, the Company and Mr. Wilton entered into a separation agreement dated March 12, 2021. Pursuant to the agreement, Mr. Wilton will receive a severance payment of $1,475,895, acceleration of vesting on 25,012 shares of restricted common stock and three years of monthly COBRA payments. Mr. Wilton agreed to a release and standard other terms. A copy of the separation agreement is filed as Exhibit 10.1 and incorporated by reference.

Item 8.01	Other Events.

The Company’s bylaws provide for a Board of Directors of a range of 9 to 15 positions with the Board having the authority to fix the number at any time within that range by resolution. On March 12, 2021, the Board of Directors adopted a resolution to change the fixed number of Board positions from 12 to 11 to take effect immediately.

Item 9.01	Financial Statements And Exhibits.

10.1	Separation Agreement, dated March 12, 2021
99.1	Company Press Release dated March 15, 2021
104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2021

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer